PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2015
PROPERTY AND EQUIPMENT, NET [Abstract]
PROPERTY AND EQUIPMENT, NET
NOTE 8	-	PROPERTY AND EQUIPMENT, NET

A.	Composition

	As of December 31,
	2015	2014
Original cost:
Buildings (including facility infrastructure)	$292,303	$276,603
Machinery and equipment	1,808,411	1,636,526
	2,100,714	1,913,129
Accumulated depreciation:
Buildings (including facility infrastructure)	(197,518)	(187,215)
Machinery and equipment	(1,443,663)	(1,306,803)
	(1,641,181)	(1,494,018)
	$459,533	$419,111

As of December 31, 2015 and 2014, the original cost of buildings, machinery and equipment was reflected net of investment grants (see B below) in the aggregate amount of $284,406.

In connection with the periodic review of the estimated remaining useful lives of property and equipment at the Company's foundry manufacturing facilities, it was determined in the second quarter of 2015, that the estimated useful lives of machinery and equipment should be extended to 15 years from 7 years and the useful lives of facility infrastructure should be extended to 25 years from 14 years. The Company extended the estimated useful lives of these assets as a result of the extended use of mature technologies, longer processes and product life cycles, the versatility of manufacturing equipment, facility systems and infrastructure to provide better flexibility to meet changes in customer demand and the ability to re-use equipment over several technology cycles significantly extending the estimated usage period of such assets. For the year ended December 31, 2015, the impact of these extended estimated useful lives was approximately $42,000 of reduced depreciation expenses which resulted in a net decrease of approximately $27,000 of the Company's loss for the year. The Company believes that the current estimates of useful lives are reasonable, sustainable and better reflect the future anticipated usage of these assets.

B.	Investment Grants

In February 2011, Tower received an approval certificate from the Israeli Investment Center for an expansion program for investments in fixed assets in Israel, according to which Tower received grants in the amount of approximately NIS 135 million (approximately $36,000) for eligible investments made by Tower from 2006 to 2012.

Entitlement to the above grants is subject to various conditions stipulated by the criteria set forth in the certificate of approval issued by the Israeli Investment Center, as well as by the Israeli Law for the Encouragement of Capital Investments - 1959 (“Investments Law”) and the regulations promulgated there under. In the event Tower fails to comply with such conditions, Tower may be required to repay all or a portion of the grants received plus interest and certain inflation adjustments. In order to secure fulfillment of the conditions related to the receipt of investment grants, floating liens were registered in favor of the State of Israel on substantially all of Tower's assets.